OTHER FINANCIAL ITEMS, NET	12 Months Ended
Dec. 31, 2014
OTHER FINANCIAL ITEMS, NET [Abstract]
OTHER FINANCIAL ITEMS, NET
OTHER FINANCIAL ITEMS, NET

(in thousands of $)	2014	2013	2012
Amortization of deferred financing costs	(3,554)	(5,828)	(1,123)
Financing arrangement fees and other costs	(147)	(2,101)	(411)
Interest expense on un-designated interest rate swaps	(12,163)	(8,188)	(6,609)
Mark-to-market adjustment for interest rate swap derivatives (see note 24)	(5,953)	12,845	1,328
Mark-to-market adjustment for currency swap derivatives (see note 24)	—	(4,839)	7,204
Foreign exchange gain (loss) on capital lease obligations and related restricted cash	677	7,084	(5,602)
Foreign exchange loss on operations	(978)	(634)	(176)
Total	(22,118)	(1,661)	(5,389)

Amortization of deferred financing costs amount to $3.6 million, $5.8 million and $1.1 million for the years ended December 31, 2014, 2013 and 2012, respectively. The higher charge in 2013 included a write-off of deferred charges of $2.7 million relating to the refinancing of the Golar Winter and the Golar Grand in June 2013.

Financing arrangement fees and other costs of $2.1 million in 2013 included $1.2 million of commitment fees in relation to the Golar Partners Operating credit facility.

As discussed in note 2, mark-to-market adjustments on interest rate and currency swap derivatives also include an allocation of Golar's mark-to-market adjustments on derivatives entered into by Golar. For the year ended December 31, 2012, the amount allocated to the Partnership was a gain of $0.1 million.